UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): October 31, 2005


                          ICON INCOME FUND EIGHT B L.P.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                         333-37504                13-4101114
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 (State or other jurisdiction         (Commission            (IRS Employer
     of Incorporation)                File Number)           Identification No.)



                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On March 23, 2001, ICON Income Fund Eight B L.P. (the "Partnership") acquired a BAe 125/800-1000 level C, flight simulator bearing FAA ID# 428, and a BAe 125-1000 part task trainer (collectively the "Equipment"), that was on lease to BAE SYSTEMS Holdings, Inc. The Partnership acquired the Equipment for approximately $12.8 million, comprised of approximately $2.0 million in cash and approximately $10.8 in associated debt, which debt was paid in full on March 27, 2005. On October 31, 2005, the Partnership consummated the sale of the Equipment to Hewlett-Packard Financial Services Company, an unaffiliated third party, for $8,000,000.00 in cash.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

     Pursuant to Item 9.01(b)(2) and Item 9.01(a)(4), the Partnership will provide the required pro forma financial information relative to the sale not later than seventy-one (71) calendar days after the due date of this current report on Form 8-K.

(d) Exhibits.

     99.1 Purchase Agreement made on October 31, 2005 between Hewlett-Packard Financial Services Company and the Partnership.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ICON INCOME FUND EIGHT B L.P.

                                By: ICON CAPITAL CORP., its General Partner



                                By: /s/ Thomas W. Martin
                                ----------------------------------------
Date: November 4, 2005          Thomas W. Martin
                                Executive Vice President

Exhbit 99.1
                               PURCHASE AGREEMENT



                   HEWLETT-PACKARD FINANCIAL SERVICES COMPANY


                                       and


                          ICON INCOME FUND EIGHT B L.P.

This Purchase Agreement ("Agreement") is made on October 31, 2005 between:

                  1. Hewlett-Packard Financial Services Company 420 Mountain Avenue
                          Murray Hill, NJ 07974
                          ("we" or "us" or "our")


                  AND


                  2.      ICON Income Fund Eight B L.P.
                          100 Fifth Avenue
                          New York, NY 10011 ("you" or "your")

Recital:

(a) You own all of the right, title, and interest in and to the "Equipment", as more fully described herein and in Exhibit B.

(b) We and CAE SimuFlite Inc. ("CAE") have entered into that certain Master Lease and Financing Agreement Number 103384 dated as of October 31, 2005 (the "Master Agreement") pursuant to which we may provide, among other things, leasing and/or financing services related to flight simulators and related equipment, software and peripherals.

(c) In order for us to lease the flight simulator more particularly described herein below to CAE, we must purchase the same from you on or prior to October 31, 2005, and you agree to sell, and we agree to purchase, the Equipment.

The parties agree in consideration of, among other things, the mutual promises contained in this Agreement:

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1        Definitions

     Clause 11 contains definitions of capitalized words and phrases used in this Agreement.

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2        Purchase Agreement

     Subject to the terms and conditions hereof, on the Effective Date, you agree to sell, transfer, assign, convey, and deliver to us, and we agree to purchase, acquire, and accept delivery from you of, all of your right, title, and interest in and to the Equipment. Notwithstanding anything to the contrary in this Agreement, the Equipment shall not include, and we shall not purchase or acquire, any of the Excluded Rights.

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3        Payment of Purchase Price



     We must pay to you the Purchase Price for the Equipment on the Effective Date, but we will not be required to make payment of the Purchase Price until you have delivered the Bill of Sale and/or other sale documentation to evidence the sale to us as we may reasonably require. The Bill of Sale is to be substantially in the form attached hereto as Exhibit A. You hereby direct us to remit payment of the Purchase Price, by wire transfer of immediately available funds, to your account as follows:

                  JPMorgan Chase Bank
                  ABA No.           021000021
                  Account Number:   590172387
                  Account Name:     ICON Income Fund Eight B L.P.
                  Reference:        BAE Flight Simulator

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4        Title

4.1 Title to the Equipment will pass from you to us on receipt by you of the Purchase Price on the Effective Date.

4.2 You shall have no risk of loss or damage to the Equipment from and after the time that title to the Equipment passes from you to us on the Effective Date.

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5        Delivery


     Simultaneously with the payment of the Purchase Price on the Effective Date pursuant to Section 2 above, you will deliver to us the executed Bill of Sale. So long as the conditions set forth in this Agreement have been satisfied or waived on the Effective Date, delivery of the Equipment from you to us under this Agreement will be deemed to have occurred on the Effective Date.

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6        Representations and Warranties


6.1      You represent and warrant that:

     (a) You are the owner of and have good title to all of the Equipment free and clear of Encumbrances.

     (b) You are a limited partnership duly and validly formed and existing in good standing under the laws of the State of Delaware. You have all requisite power and authority (i) to enter into this Agreement, and
          (ii) to carry out the transactions contemplated in this Agreement, including but not limited to the transfer to us of all of the licenses, sublicenses and/or other rights set forth in Exhibit C;

     (c) You have not granted any right to or permitted any third party to use or possess the Equipment except pursuant to the Lease Agreement and the Sublease;

     (d) The execution and delivery of, and the performance by you of your obligations under, this Agreement have been duly authorized by all necessary action on your part and do not violate or conflict with (i) any provision of your organizational documents, (ii) any law or any order, writ injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority, or (iii) any agreement to which you are a party or by which you are bound.

6.2 You acknowledge that we have entered into this Agreement in reliance upon the representations and warranties contained in clause 6.1. Each representation and warranty will survive the execution of this Agreement and will be reaffirmed by you on the Effective Date.

6.3 You will indemnify and hold us, our employees, directors, agents and permitted assignees harmless from and against any and all claims, losses, costs, expenses (including reasonable legal fees), damages and liabilities arising out of any breach of the representations and warranties set out in clause 6.1.

6.4 EXCEPT AS SET FORTH IN THIS SECTION OR IN THE BILL OF SALE, YOU MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, REGARDING THE EQUIPMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, YOU DISCLAIM ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE, QUALITY, CAPACITY, DESIGN, CONDITION, MATERIAL OR WORKMANSHIP, OR AS TO PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT OR THE LIKE. THE SALE OF THE EQUIPMENT SHALL BE ON AN "AS IS, WHERE IS" BASIS "WITH ALL FAULTS". FURTHER, YOU ARE NOT RESPONSIBLE FOR ANY REPAIRS, SERVICE, OR LATENT OR OTHER DEFECTS IN THE EQUIPMENT OR THE OPERATION THEREOF, OR FOR COMPLIANCE OF THE EQUIPMENT WITH REQUIREMENTS OF ANY APPLICABLE LAWS.

6.5      We represent and warrant that:

     (a) We are a corporation duly and validly formed and existing in good standing under the laws of Delaware. We have all requisite power and authority (i) to enter into this Agreement, and (ii) to carry out the transactions contemplated in this Agreement; and

     (b) The execution and delivery of, and the performance by us of our obligations under, this Agreement have been duly authorized by all necessary action on our part and do not violate or conflict with (i) any provision of our organizational documents, (ii) any law or any order, writ injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority, or (iii) any agreement to which we are a party or by which we are bound.

6.6 We acknowledge that you have entered into this Agreement in reliance upon the representations and warranties contained in clause 6.5. Each representation and warranty will survive the execution of this Agreement and will be reaffirmed by us on the Effective Date.

6.7 We will indemnify and hold you, your employees, directors, agents and permitted assignees harmless from and against any and all claims, losses, costs, expenses (including reasonable legal fees), damages and liabilities arising out of any breach of the representations and warranties set out in clause 6.5.

--------------------------------------------------------------------------------

7        Covenants

7.1 You will use commercially reasonable efforts, at our expense, to deliver to us on the Effective Date the consents set forth in Exhibit C (the "Consents"), to the extent applicable, obtained by you in connection with your acquisition of the Equipment. To the extent that one or more such Consents is not obtained by the Effective Date, you will continue to use commercially reasonable efforts, at our expense, to deliver to us such Consents until such time as all such Consents are obtained or we waive your obligation to obtain such Consents. We agree to execute and deliver any and all undertakings and/or other documentation that may be necessary or required in connection with obtaining the Consents required to be obtained pursuant to this Section 7.1.

7.2 Notwithstanding anything to the contrary in this Agreement, our obligation to pay the Purchase Price and your obligation to deliver us with the Bill of Sale and the Consents required pursuant to Section 7.1 above are subject to the delivery of the Memorandum of Agreement, executed by all parties thereto, and the consummation of the transactions contemplated thereby, on or before the Effective Date.

7.3 Simultaneously with payment of the Purchase Price, (a) you shall terminate any UCC financing statement(s) filed by you with respect to the Equipment,
     (b) you shall use commercially reasonable efforts to cause any third party that has filed UCC financing statements with respect to the Equipment to terminate such UCC financing statements, (c) you shall terminate any and all leases and/or rights or licenses to use the Equipment as between you and any third party save for any licenses, sublicenses and/or other rights to own, use, operate and maintain the Equipment to be transferred in accordance with Section 6.1(b) hereof, and (d) you shall execute such further documentation in connection therewith as reasonably requested by us.

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8        Liabilities for the Equipment; Allocation of Revenues and Expenses

     You retain responsibility to pay, perform and discharge all of your debts, obligations, and liabilities arising with regard to the Equipment prior to the Effective Date. All revenues and expenses with respect to the Equipment prior to the Effective Date shall be for your account.


--------------------------------------------------------------------------------
9        Taxes

     The parties hereto acknowledge and agree that the Purchase Price does not include any Taxes. We agree to assume and pay all Taxes, including penalties, fines or interest thereon incurred in connection with the sale of the Equipment hereunder and to indemnify and hold you harmless from and against the payment of any and all such Taxes, including any penalties, fines or interest related thereto, and any reasonable legal fees and expenses incurred by you in connection therewith. Prior to the Effective Date, we shall have paid all Taxes, if any, payable in connection with the sale of the Equipment or provided you with evidence satisfactory to you of our exemption from such Taxes.

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10       Governing Law and Jurisdiction


     10.1 The Agreement is governed by the laws of the state of New York without regard to conflict of laws provisions.


     10.2 We and you each irrevocably and unconditionally submit to the exclusive jurisdiction of the courts of the State of New York, County of New York.


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11       Definitions and Interpretation


         11.1     Definitions

         In this Agreement:


1.   Effective Date means October 31, 2005;

2. Encumbrance means any profit a prendre, easement, restrictive covenant, equity, interest, privilege, demand, claim, garnishee order, writ of execution, right of set-off, lease, licence to use or occupy, assignment of income or monetary claim, any bill of sale (as defined in any statute), mortgage, charge, lien, pledge, hypothecation, title retention arrangement, trust or power or other charges of every nature and kind whatsoever, and any agreement to create any of the foregoing or allow any of to them exist, as or in effect as security for the payment of a monetary obligation or the observance of any other obligation, or which may result in an obligation therefore, in each case placed on the Equipment by you;

3. Equipment means one (1) BAE 125-800/1000, Level C, Flight Simulator, FAA ID#428 and one (1) BAE 125-1000 Part Task Trainer, together with related accessories, appliances, equipment, hardware, software, machinery, parts, and appurtenances of whatever nature incorporated therein, as is more particularly described in Exhibit B;

4. Excluded Rights means (i) your rights, title, and interest in and to indemnification from British Aerospace, Inc. and/or its successors and assigns pursuant to the Lease Agreement, (ii) your rights, title, and interest in and to the Tax Indemnification Agreement, and (iii) any proceeds received with respect to any of the liability insurance policies covering the Equipment during the term of the Lease Agreement;

5. Governmental Authority means the government of any nation, state, city, locality or any other political subdivision of any thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any international regulatory body or self regulatory organization having or asserting jurisdiction over a person or entity or its business or its properties.

6. Lease Agreement means that certain Equipment Lease, dated as of September 15, 1993, as amended and supplemented, between you (as assignee of Gilman Financial Services Inc.) and BAE SYSTEMS Holdings Inc. (as successor to British Aerospace, Inc.);

7.   Purchase Price means Eight Million United States Dollars ($8,000,000);

8. Sublease means that certain Equipment Sublease Agreement, dated as of November 22, 1995, as amended and supplemented, between BAE SYSTEMS Holdings Inc. (as successor to British Aerospace Holdings, Inc.) and CAE (as successor to Southern Air Transport, Inc.); and

9. Taxes means all license and registration fees and all transfer, sales, and use, taxes or similar charges or fees, however designated or characterized, imposed by any Governmental Authority in connection with the transactions contemplated by this Agreement. For the avoidance of doubt, "Taxes" does not include (a) taxes on or measured by the overall gross or net income or items of tax preference of ICON, (b) as to any lease of the Equipment by ICON to any third party, (c) taxes attributable to the period of time prior to the Effective Date, including without limitation, personal property taxes, and (d) taxes imposed as a result of a sale or other transfer by ICON of any portion of its interest in the Equipment to a party other than HPFS.

11.2     Interpretation

In this agreement, a reference:

(a) to "including" or "includes" means "including, but not limited to" or "includes without limitation";

(b)  to the singular includes the plural and vice versa; and

(c) to any document or to any law is a reference to that document including any attachments or law as amended, consolidated, supplemented, novated or replaced.

The descriptive headings contained in this Agreement are included for the convenience of reference only and shall not in any way affect the meaning or interpretation of this Agreement.

11.3 Survival. All representations and warranties, covenants and agreements of you and us contained in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party or any of its representatives and such representations and warranties, covenants, duties of indemnification and agreements shall survive the Effective Date.

11.4 Termination. You may terminate this Agreement by written notice to us if you have not received the Purchase Price by the close of business on the Effective Date. If you terminate this Agreement pursuant to this Section 11.4, all rights and obligations of the parties hereunder shall terminate without any liability of any party to any other party.

11.5 Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes any and all prior agreements, understandings and communications between you and us related to the subject matter of this Agreement, whether oral or written. No amendment or modification of this Agreement will bind either party unless it is in writing and is signed by our respective authorized representatives.

11.6 Successors and Assigns; No Third Party Beneficiaries. Neither party to this Agreement may assign or otherwise transfer or convey any of its rights or obligations hereunder to any person or entity other than a person or entity that directly or indirectly, through on or more intermediaries, controls, is controlled by or is under common control with, such party. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

11.7 Notices. All notices and communications delivered under this Agreement shall be in writing and shall be deemed received when personally delivered, when mailed by certified mail, return receipt requested, or when delivered by facsimile transmission (with a confirming mail or courier delivery) to the following addresses:

                If to you:       ICON Income Fund Eight B L.P.
                                 Attention:  Senior Counsel
                                 100 Fifth Avenue
                                 New York, New York  10011
                                 Tel:     (212) 418-4700
                                 Fax:     (212) 418-4739

                If to us:         Hewlett-Packard Financial Services Company
                                  Attention: Chief Counsel, NA
                                  420 Mountain Avenue
                                  Murray Hill, NJ  07974
                                  Tel:     908-898-4750
                                  Fax:     908-898-4137


11.8 Fees and Expenses. All legal, accounting, appraisal, inspection, financial, advisory, and other costs and expenses incurred in connection with the preparation, execution, and delivery of this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses. You represent and warrant to us that you have not engaged any third party broker to which fees are payable in connection with the transactions referred to herein. We represent and warrant to you that we have not engaged any third party broker to which fees are payable in connection with the transactions referred to herein.


11.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the parties hereto.

11.10 Waiver of Damages. It is expressly understood and agreed that neither party hereto nor any of its or their successors or permitted assigns shall be liable to the other party or any of its or their successors or permitted assigns for any incidental, indirect, consequential, punitive or special damages arising under or in any way connected with this Agreement.


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Executed as an agreement


Us:

Signed for
Hewlett-Packard Financial Services Company
By:

/s/ Peter E. Boyd
------------------------------------------------
Authorized Representative

Peter E. Boyd, Director of Operations, North America
------------------------------------------------
Name/Title (please print)



You:


Signed for
ICON Income Fund Eight B L.P.
By:  ICON Capital Corp., its general partner

By:

/s/ Thomas W. Martin
-------------------------------
Signature

Thomas W. Martin
-------------------------------
Name (please print)

Executive Vice President
-------------------------------
Title